SECOND AMENDMENT (this "Amendment"), dated as of February 2, 1998, to the CERTIFICATE PURCHASE AGREE-MENT, dated as of August 21, 1997 (the "Certificate Purchase Agreement"), by and among Proffitt's Credit Corporation, a Nevada corporation (together with its suc-cessors and permitted assigns, the "Transferor"), Proffitt's, Inc., a Tennessee corporation, as servicer (in such capacity, the "Servicer"), Enterprise Funding Corporation, a Delaware corporation (together with its successors and permitted assigns, "EFC"), Receivables Capital Corporation, a Delaware corporation (together with its successors and permitted assigns, "RCC", and collectively with EFC, the "Purchasers"), NationsBank, N.A., a national banking association ("NationsBank"), as agent for the Senior Class Conduits and the Bank Inves-tors (in such capacity, the "Agent"), as a Senior Class Agent and individually as a Bank Investor, and Bank of America National Trust and Savings Association, a nation-al banking association ("Bank of America"), as a Senior Class Agent and individually as a Bank Investor.

               WHEREAS, the Transferor, the Servicer, EFC,
     RCC, NationsBank and Bank of America have heretofore exe-cuted and delivered the Certificate Purchase Agreement and the First Amendment thereto, dated as of November 26, 1997;

               WHEREAS, Section 6.2 of the Certificate Pur-chase Agreement provides that the Transferor, the Servicer, the Agent, each Senior Class Agent, each Senior Class Conduit (prior to an assignment in whole by such Senior Class Conduit of its interest in the related Senior Class Certificate Principal Balance), and each Bank Investor may amend the Certificate Purchase Agree-ment; and

               WHEREAS, all other conditions precedent to the execution of this Amendment have been complied with;

               NOW THEREFORE, the Transferor, the Servicer, the Agent, each Senior Class Agent, each Senior Class Conduit and each Bank Investor are executing and deliver-ing this Amendment in order to amend the provisions of the Certificate Purchase Agreement in the manner set forth below.

               Capitalized terms used herein as defined terms but not defined herein shall have the meanings assigned to them in the Certificate Purchase Agreement.

               SECTION 1.  Amendments.

                    (a)  Section 1.1 of the Certificate Pur-
     chase Agreement is hereby amended by deleting the defini-tion of "Senior Class Facility Limit" and substituting therefor the following:

                         "Senior Class Facility Limit" shall
               mean, (i) with respect to the Senior Class of which EFC is a member, $250,000,000, and (ii) with respect to the Senior Class of which RCC is a member, $150,000,000, and (iii) with respect to any other Class, the amount indicated in any supplement hereto for such Senior Class; provided that in each case such amount may not at any time exceed the aggregate Commitments for the related Bank Investors.

                    (b)  The Commitment of NationsBank set
     forth on the signature page to the Certificate Purchase
     Agreement is amended to read "$250,000,000".

                    (c)  The Commitment of Bank of America set
     forth on the signature page to the Certificate Purchase
     Agreement is amended to read "$150,000,000".

                    (d)  Section 3.4(d) of the Certificate
     Purchase Agreement is hereby deleted in its entirety and substituted with the following:

                         "(d) Financial Covenants.  The
          Servicer shall:
                              (i) not permit, at any time, the
                                   ratio of Consolidated Funded
                                   Total Indebtedness to Consoli-
                                   dated EBITDA for the four fiscal
                                   quarter period most recently
                                   ended to be equal to or greater
                                   than 3.50 to 1.00; and

                              (ii) not permit, at any time
                                   during any four-quarter period
                                   of the Servicer, the Consolidat-
                                   ed Fixed Charge Ratio for such
                                   four-quarter period to be equal
                                   to or less than 1.50 to 1.00."

                    (e)  Exhibit F to the Certificate Purchase
     Agreement is hereby deleted in its entirety and replaced with Exhibit F attached hereto.

               SECTION 2. Delivery of Certificate. In con-nection with the increase of the Senior Class Facility Limits, the Transferor agrees to deliver Senior Class Certificates (a) in the name of "NationsBank, N.A., as agent for the members of the Senior Class of which Enter-prise Funding Corporation and NationsBank, N.A. are members" in the face amount of $250,000,000, duly execut-ed by the Transferor and duly authenticated by the Trust-ee against delivery to the Trustee, for cancellation, of the existing Senior Class Certificate(s) related to the Senior Class of which EFC is a member and (b) in the name of "Bank of America National Trust and Savings Associa-tion, as agent for the members of the Senior Class of which Receivables Capital Corporation and Bank of America National Trust and Savings Association are members" in the face amount of $150,000,000, duly executed by the Transferor and duly authenticated by the Trustee against delivery to the Trustee, for cancellation, of the exist-ing Senior Class Certificate(s) related to the Senior Class of which RCC is a member.

               SECTION 3.  Ratification of Certificate Pur-
     chase Agreement. As amended by this Amendment, the Certificate Purchase Agreement is in all respects rati-fied and confirmed, and the Certificate Purchase Agree-ment, as so amended by this Amendment, shall be read, taken and construed as one and the same instrument. This Amendment has been executed and delivered solely for the purpose of providing for the amendments set forth in
     Section 1 hereof, and except as expressly stated herein, this Amendment shall not constitute: (i) an amendment, supplement or other modification to any other term, provision or condition contained in the Certificate Purchase Agreement; (ii) a waiver of any right, remedy, power or privilege of the Agent, any Senior Class Agent, any Senior Class Conduit or any Bank Investor thereunder; or (iii) a waiver of the performance, compliance or observance by the Transferor or the Servicer of any of their respective covenants, obligations or other agree-ments contained therein. By executing this Amendment, each of the Transferor and the Servicer hereby confirms in all respects each term, condition, representation, warranty, covenant and agreement set forth in the Certif-icate Purchase Agreement and agrees that the same shall continue in full force and effect.

               SECTION 4.  Governing Law.  This Amendment
     shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accor-dance with such laws.

               SECTION 5. Severability. If any one or more of the covenants, agreements, provisions or terms of this Amendment shall for any reason whatsoever be held inval-id, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

               SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts (and by differ-ent parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

               SECTION 7.  Headings.  The headings herein are
     for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.


          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.


                              PROFFITT'S CREDIT CORPORATION,
                                as Transferor


                              By:
                                  Name:
                                  Title:


                              PROFFITT'S, INC.,
                                as Servicer


                              By:
                                  Name:
                                  Title:


                              ENTERPRISE FUNDING CORPORATION,
                                as a Purchaser and a Senior
                                Class Conduit


                              By:
                                  Name:
                                  Title:


                              RECEIVABLES CAPITAL CORPORATION,
                                as a Purchaser and a Senior Class
                                Conduit


                              By:
                                  Name:
                                  Title:


                              NATIONSBANK, N.A., as Agent,
                                as a Senior Class Agent and
                                as a Bank Investor


                              By:
                                 Name:
                                 Title:


                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION,
                                as a Senior Class Agent
                                and as a Bank Investor


                              By:
                                 Name:
                                 Title: